     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 4, 2000
                                                      Registration No. 333-61971
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             THE VANTIVE CORPORATION
             (Exact name of registrant as specified in its charter)

        DELAWARE                                         77-0266662
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                              2525 AUGUSTINE DRIVE
                          SANTA CLARA, CALIFORNIA 95054
                                 (408) 982-5700
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                  ------------

                                DAVID SCHELLHASE
                       VICE PRESIDENT AND GENERAL COUNSEL
                             THE VANTIVE CORPORATION
                              2525 AUGUSTINE DRIVE
                          SANTA CLARA, CALIFORNIA 95054
                                 (408) 982-5700
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   COPIES TO:

      GREGORY GALLO, ESQ.                              KENNETH LAMB, ESQ.
       JOE SORENSON, ESQ.                             PETER HEILMANN, ESQ.
GRAY CARY WARE & FREIDENRICH LLP                   GIBSON, DUNN & CRUTCHER LLP
      400 HAMILTON AVENUE                             ONE MONTGOMERY STREET
  PALO ALTO, CALIFORNIA 94301                    SAN FRANCISCO, CALIFORNIA 94104
         (650) 833-2100                                  (415) 393-8200



        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
   FROM TIME TO TIME AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.[ ]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.[ ]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement from the same offering.[ ]

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.[ ]

                          DEREGISTRATION OF SECURITIES

         The purpose of this Post-Effective Amendment No. 1 (this "Amendment") to the Registration Statement on Form S-3 (Registration No. 333-61971) (the "Registration Statement") of The Vantive Corporation, a Delaware corporation, is to deregister all securities registered pursuant to the Registration Statement but unissued as of the date this Amendment is filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, and State of California, on this 31st day of December, 1999.

                                            THE VANTIVE CORPORATION

                                            By: /s/ DAVID SCHELLHASE
                                            ------------------------------------
                                            David Schellhase
                                            Vice President and General Counsel

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              Signatures                                  Title                                   Date
              ----------                                  -----                                   ----

/s/ THOMAS L. THOMAS                         Chief Executive Officer                       December 31, 1999
-------------------------------------        and Director
(Thomas L. Thomas)                           (Principal Executive Officer)

/s/ LEONARD LEBLANC                          Chief Financial Officer                       December 31, 1999
-------------------------------------        (Principal Financial Officer)
(Leonard LeBlanc)

/s/ MICHAEL M. LOO                           Vice, President, Finance                      December 31, 1999
-------------------------------------        (Principal Accounting Officer)
(Michael M. Loo)

/s/ WILLIAM DAVIDOW                          Director                                      December 31, 1999
-------------------------------------
(William Davidow)

/s/ RAYMOND L. OCAMPO JR.                    Director                                      December 31, 1999
-------------------------------------
(Raymond L. Ocampo Jr.)

/s/ PATTI MANUEL HART                        Director                                      December 31, 1999
-------------------------------------
(Patti Manuel Hart)

/s/ PETER ROSHKO                             Director                                      December 31, 1999
-------------------------------------
(Peter Roshko)